Exhibit 10.95

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT TO LEASE AGREEMENT
615 WEST LAFAYETTE LLC, a Michigan limited liability company (“Landlord”), and QUICKEN LOANS, INC., a Michigan corporation (“Tenant”), enter into this First Amendment to Lease Agreement (this “Amendment”) dated September 4, 2015.
R E C I T A L S
A.    Landlord and Tenant entered into that certain Lease dated September 4, 2015 (the “Lease”), with respect to certain premises consisting of approximately 182,857 rentable square feet on the top floor (the “Premises”) in the building located at 615 West Lafayette, Detroit, MI 48226 (the “Building”).
B.    Landlord and Tenant desire to amend the Lease as more particularly set forth herein.
C.    Capitalized terms used but not defined in this Amendment have the same meaning ascribed to such terms in the Lease.
NOW, THEREFORE, in consideration of the covenants, and conditions set forth herein and in the Lease, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby covenant, promise and agree that the Lease is amended as follows:
1.Phase One Commencement Date. Section 1(e) of the Lease is hereby amended such that the Phase One Commencement Date is December 15, 2015.
2.Expiration Date. Section 1(f) of the Lease is hereby amended such that the expiration date is December 31, 2022.
3.Base Rental. Section 1(g) of the Lease is hereby deleted in its entirety and replaced with the following”
“(g)    Basic Rental:    (i)    The Basic Rental for Phase One shall be:

Period	Rental Rate per Rentable Square Foot per Year/Annual Rent per Square Foot per Year
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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    (ii)    The Basic Rental for Phase Two shall be*:

Period	Rental Rate per Rentable Square Foot per Year/Annual Rent per Square Foot per Year
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*    Provided that Tenant shall not be in default under any of the terms, covenants or conditions of said Lease, commencing on the Phase Two Commencement Date, three months’ Basic Rental with respect to Phase Two only shall be abated. Landlord and Tenant agree that no portion of the Basic Rental paid by Tenant after the expiration of the period during which such Basic Rental was abated shall be allocated by Landlord or Tenant to such abatement period.”

4.Memorandum of Lease. Section 3 of the Memorandum of Lease attached as Exhibit F of the Lease is hereby deleted in its entirety and replaced with the following:
“The term of the Lease shall commence in two phases. Phase One shall commence on December 15, 2015 and Phase Two will commence on or about April 1, 2016 and the term of the Lease will expire December 31, 2022 unless earlier terminated in connection with the terms and conditions of the Lease.”
5.Substantial Completion.
(a)The last sentence of Section 8(b)(iii) is hereby deleted in its entirety and replaced with the following:
“Landlord, at Landlord’s expense, shall procure all building and other permits, approvals and inspections necessary for performing Landlord’s Work pursuant to the approved plans and specifications, the cost of which shall be charged against the Tenant Allowance and deliver possession to Tenant of (A) Phase One on December 15, 2015, and (B) Phase Two on or before April 1, 2016.”
(b)Section 8(b)(viii)(A) is hereby deleted in its entirety and replaced with the following:
“From and after the commencement of Landlord’s Work in the Premises, Landlord shall supply to Tenant weekly status reports. Phase One is deemed competed and possession delivered to Tenant as of the Phase One Commencement Date. Phase Two shall be deemed completed and possession delivered to Tenant when Landlord has substantially

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completed its improvements subject only to the completion of details of construction and mechanical adjustments which do not materially interfere with Tenant use of such Premises and Landlord has delivered to Tenant Landlord’s architect’s certificate of substantial completion and a temporary or permanent certificate of occupancy issued by the applicable governmental entity. If a temporary certificate of occupancy has been issued, Landlord shall diligently complete the items necessary in order to obtain a permanent certificate of occupancy and obtain the same.”
6.Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Brokers”). If either party breaches the foregoing representation and warranty it shall indemnify the other party against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the breaching party.
7.Ratification. Tenant and Landlord each hereby ratify and confirm its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and Tenant does not have any claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.
8.Binding Effect; Conflicts; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Demised Premises are located.
9.Counterparts. This Amendment may be executed in multiple counterparts, and via electronic or facsimile delivery each of which shall constitute an original, but all of which shall constitute one document.
[SIGNATURES ON FOLLOWING PAGE]

FIRST AMENDMENT TO LEASE - 615 LAFAYETTE LLC - QUICKEN LOANS INC.
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[SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE AGREEMENT
BETWEEN 615 WEST LAFAYETTE LLC AND QUICKEN LOANS, INC.]
IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease Agreement as of the date first set forth above.
615 WEST LAFAYETTE LLC, a Michigan limited liability company

By:        /s/ James A. Ketai
        James A. Ketai
Its:        Authorized Representative
QUICKEN LOANS, INC., a Michigan
corporation

By: /s/ William C. Emerson

Name: William C. Emerson

Its: Chief Executive Officer

FIRST AMENDMENT TO LEASE - 615 LAFAYETTE LLC - QUICKEN LOANS INC.
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